U.S. Small Business Administration

NOTE

SBA Loan #	73990470-09
SBA Loan Name	ENGLOBAL CORPORATION
Date	APRIL 13, 2020
Loan Amount	4,915,800.00
Interest Rate	1.00%
Borrower	ENGLOBAL CORPORATION
Operating Company	
Lender	Origin Bank

1. PROMISE TO PAY:

In return for the Loan, Borrower promises to pay to the order of Lender the amount of 4,915,800.00 Dollars, interest on the unpaid principal balance, and all other amounts required by this Note.

2. DEFINITIONS:

"Collateral" means any property taken as security for payment of this Note or any guarantee of this Note.

"Guarantor" means each person or entity that signs a guarantee of payment of this Note.

"Loan" means the loan evidenced by this Note.

"Loan Documents" means the documents related to this loan signed by Borrower, any Guarantor, or anyone who pledges collateral.

"SBA" means the Small Business Administration, an Agency of the United States of America.

3. PAYMENT TERMS:

Borrower must make all payments at the place Lender designates. The payment terms for this Note are:

Maturity: This Note will mature 2 years from date of Note.

Repayment terms:

The interest rate is 1% per year.

Borrower will be required to pay eighteen (18) equal monthly installments of principal and interest, with the first payment being due on the date that is seven months after the date of this Note and continuing on the same day of the month of this month thereafter until and including the date of maturity of this Note, in the amount necessary to fully amortize the Loan after the final payment of the monthly installment on the date of maturity and based on the amount of principal and interest outstanding on the date that is seven months after the date of this Note, which principal shall have been reduced by any amounts forgiven that have been reimbursed to Lender by the SBA.
Lender will apply each installment first to pay interest accrued to the day Lender receives the payment, then to bring principal current, then to pay any late fees, and will apply any remaining balance to reduce principal.

Loan Prepayment: Notwithstanding any provision in this Note to the contrary:

If this prepayment is received less than 21 days from the date Lender receives the notice, pay an amount equal to 21 days' interest from the date lender receives the notice, less any interest accrued during the 21 days and paid under b. above. Pay all accrued interest; and (c) Give Lender written notice; (b) **Borrower may prepay this Note.** Borrower may prepay 20 percent or less of the unpaid principal balance at any time without notice. If Borrower prepays more than 20 percent and the Loan has been sold on the secondary market, Borrower must: (a) If Borrower does not prepay within 30 days from the date Lender receives the notice, Borrower must give Lender a new notice.

All remaining principal and accrued interest is due and payable 2 years from date of Note.

POTENTIAL LOAN FORGIVENESS. This loan evidenced by this Note is being made to Borrower under the Paycheck Protection Program ("Program") administered by the SBA. Under the Program, Borrower may apply to Lender for forgiveness of the amount due on this loan in an amount equal to the sum of the following costs incurred by Borrower during the 8-week period beginning on the date of first disbursement on this loan: (a) payroll costs, (b) any payment of interest on a covered obligation (which shall not include any prepayment of or payment of principal on a covered mortgage obligation), (c) any payment on a covered rent obligation, and (d) any covered utility payment. The amount of loan forgiveness shall be calculated (and may be reduced) in accordance with the requirements of the Program, including the provisions of Section 1106 of the Coronavirus Aid, Relief, and Economic Security Act (the "CARES Act"). Not more than 25% of the amount forgiven can be attributable to non-payroll costs. However, Borrower will remain liable for the full and punctual payment and satisfaction of the remaining outstanding principal balance of the loan plus accrued but unpaid interest, except with respect to any such portion of the Note that has been forgiven. Borrower acknowledges that Lender makes no representation or warranty as to: (i) Borrower's ability to receive forgiveness for any portion of the Note under applicable law or the Program, or the amount of any such forgiveness; (ii) the documentation required for any forgiveness; or (iii) the tax consequences, federal, state or otherwise, if any, associated with the forgiveness of any portion of the Note. Lender will have no liability to Borrower with respect to any determination made by Lender or SBA with respect to the amount of loan forgiveness, if any, to which Borrower may be entitled under the Program. The amount of loan forgiveness, if any, will be applied in the same manner as all other payments under this Note, and Lender will recalculate the fixed payments due under this Note after loan forgiveness, if any, based on a new amortization schedule and provide Borrower with notice of such revised payment amount.

Non-Recourse. Lender and SBA shall have no recourse against any individual shareholder, member or partner of Borrower for non-payment of the loan, except to the extent that such shareholder, member or partner uses the loan proceeds for an unauthorized purpose.

This Note is unsecured.

All references to Collateral and Guarantor(s) in this Note shall not be applicable to this Loan.

Further Documentation. Borrower agrees to fully cooperate in the correction, if necessary, in the reasonable discretion of Lender, of any and all loan closing documents so that all documents accurately describe the Loan. Borrower further agrees to execute any additional documents that Lender may from time to time deem to be required by the SBA or the regulations implementing the CARES Act, including, without limitation, any note or similar instrument required to substitute and replace this Note.

Certifications: Borrower certifies to Lender that all information, representations, warranties, covenants, agreements and acknowledgements contained in the Borrower Application Form (on Form 2483) executed and delivered by Borrower to Lender were true and correct when made and are true and correct as of the time of the making of this Note.

4. DEFAULT:

Borrower is in default under this Note if Borrower does not make a payment when due under this Note, or if Borrower or Operating Company:

A. Fails to do anything required by this Note and other Loan Documents;

B. Defaults on any other loan with Lender;

C. Does not preserve, or account to Lender's satisfaction for, any of the Collateral or its proceeds;

D. Does not disclose, or anyone acting on their behalf does not disclose, any material fact to Lender or SBA;

E. Makes, or anyone acting on their behalf makes, a materially false or misleading representation to Lender or SBA;

F. Defaults on any loan or agreement with another creditor, if Lender believes the default may materially affect Borrower's ability to pay this Note;

G. Fails to pay any taxes when due;

H. Becomes the subject of a proceeding under any bankruptcy or insolvency law;

I. Has a receiver or liquidator appointed for any part of their business or property;

J. Makes an assignment for the benefit of creditors;

K. Has any adverse change in financial condition or business operation that Lender believes may materially affect Borrower's ability to pay this Note;

L. Reorganizes, merges, consolidates, or otherwise changes ownership or business structure without Lender's prior written consent; or

M. Becomes the subject of a civil or criminal action that Lender believes may materially affect Borrower's ability to pay this Note.

5. LENDER'S RIGHTS IF THERE IS A DEFAULT:

Without notice or demand and without giving up any of its rights, Lender may:

A. Require immediate payment of all amounts owing under this Note;

B. Collect all amounts owing from any Borrower or Guarantor;

C. File suit and obtain judgment;

D. Take possession of any Collateral; or

E. Sell, lease, or otherwise dispose of, any Collateral at public or private sale, with or without advertisement.

6. LENDER'S GENERAL POWERS:

Without notice and without Borrower's consent, Lender may:

A. Bid on or buy the Collateral at its sale or the sale of another lienholder, at any price it chooses;

B. Incur expenses to collect amounts due under this Note, enforce the terms of this Note or any other Loan Document, and preserve or dispose of the Collateral. Among other things, the expenses may include payments for property taxes, prior liens, insurance, appraisals, environmental remediation costs, and reasonable attorney's fees and costs. If Lender incurs such expenses, it may demand immediate repayment from Borrower or add the expenses to the principal balance;

C. Release anyone obligated to pay this Note;

D. Compromise, release, renew, extend or substitute any of the Collateral; and

E. Take any action necessary to protect the Collateral or collect amounts owing on this Note.

7. WHEN FEDERAL LAW APPLIES:

When SBA is the holder, this Note will be interpreted and enforced under federal law, including SBA regulations. Lender or SBA may use state or local procedures for filing papers, recording documents, giving notice, foreclosing liens, and other purposes. By using such procedures, SBA does not waive any federal immunity from state or local control, penalty, tax, or liability. As to this Note, Borrower may not claim or assert against SBA any local or state law to deny any obligation, defeat any claim of SBA, or preempt federal law.

8. SUCCESSORS AND ASSIGNS:

Under this Note, Borrower and Operating Company include the successors of each, and Lender includes its successors and assigns.

9. GENERAL PROVISIONS:

A. All individuals and entities signing this Note are jointly and severally liable.

B. Borrower waives all suretyship defenses.

C. Borrower must sign all documents necessary at any time to comply with the Loan Documents and to enable Lender to acquire, perfect, or maintain Lender's liens on Collateral.

D. Lender may exercise any of its rights separately or together, as many times and in any order it chooses. Lender may delay or forgo enforcing any of its rights without giving up any of them.

E. Borrower may not use an oral statement of Lender or SBA to contradict or alter the written terms of this Note.

F. If any part of this Note is unenforceable, all other parts remain in effect.

G. To the extent allowed by law, Borrower waives all demands and notices in connection with this Note, including presentment, demand, protest, and notice of dishonor. Borrower also waives any defenses based upon any claim that Lender did not obtain any guarantee; did not obtain, perfect, or maintain a lien upon Collateral; impaired Collateral; or did not obtain the fair market value of Collateral at a sale.

10. **STATE-SPECIFIC PROVISIONS:**

The following provision applies when a borrower is a resident of WISCONSIN:
Each Borrower who is married represents that this obligation is incurred in the interest of his or her marriage or family.

The following Confession of Judgment provision applies when a borrower is a resident of DELAWARE:
WARRANT OF ATTORNEY/CONFESSION OF JUDGMENT. In addition to any other remedies Lender may possess, Borrower knowingly, voluntarily and intentionally authorizes any attorney to appear on behalf of Borrower, from time to time, in any court of record possessing jurisdiction over this Note and to waive issuance and service of process and to confess judgment in favor of Lender against Borrower, for the unpaid principal, accrued interest, accrued charges, reasonable attorney fees and court costs and such other amount due under this Note.

The following Confession of Judgment provision applies when a borrower is a resident of MARYLAND:
WARRANT OF ATTORNEY/CONFESSION OF JUDGMENT. Borrower authorizes an attorney to appear in a court of record and confess judgment, without process, against Borrower in favor of Lender for all indebtedness owed in connection with the loan, including but not limited to service charges, other charges and reasonable attorney's fees.

The following Confession of Judgment provision applies when a borrower is a resident of OHIO:
WARRANT OF ATTORNEY/CONFESSION OF JUDGMENT. In addition to any other remedies Lender may possess, Borrower knowingly, voluntarily and intentionally authorizes any attorney to appear on behalf of Borrower, from time to time, in any court of record possessing jurisdiction over this Note and to waive issuance and service of process and to confess judgment in favor of Lender against Borrower, for the unpaid principal, accrued interest, accrued charges, reasonable attorney fees and court costs and such other amount due under this Note.
WARNING: BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME, A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF THE COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT OR ANY OTHER CAUSE.

The following Confession of Judgment provision applies when a borrower is a resident of PENNSYLVANIA:
WARRANT OF ATTORNEY/CONFESSION OF JUDGMENT. Borrower irrevocably authorizes and empowers the prothonotary, any attorney or any clerk of any court of record, upon default, to appear for and confess judgment against Borrower for such sums as are due and/or may become due under this Note including costs of suit, without stay of execution, and for attorney's fees and costs as set forth in this Note and knowingly, voluntarily and intentionally waives any and all rights Borrower may have to notice and hearing under the state and federal laws prior to entry of a judgment. To the extent permitted by law, Borrower releases all errors in such proceedings. If a copy of this Note, verified by or on behalf of the holder shall have been filed in such action, it shall not be necessary to file the original Note as a warrant of attorney. The authority and power to appear for and confess judgment against Borrower shall not be exhausted by the initial exercise thereof and may be exercised as often as the holder shall find it necessary and desirable and this Note shall be a sufficient warrant for such authority and power.

The following Confession of Judgment provision applies when a borrower is a resident of VIRGINIA:
IMPORTANT NOTICE: THIS INSTRUMENT CONTAINS A CONFESSION OF JUDGMENT PROVISION WHICH CONSTITUTES A WAIVER OF IMPORTANT RIGHTS YOU MAY HAVE AS A DEBTOR AND ALLOWS THE CREDITOR TO OBTAIN A JUDGMENT AGAINST YOU WITHOUT ANY FURTHER NOTICE.
WARRANT OF ATTORNEY/CONFESSION OF JUDGMENT. In addition to any other remedies Lender may possess, Borrower knowingly, voluntarily and intentionally authorizes to appear on behalf of Borrower, from time to time, in the District Court of Alexandria, Virginia and to waive issuance and service of process and to confess judgment in favor of Lender against Borrower, for the unpaid principal, accrued interest, accrued charges, reasonable attorney fees and court costs and such other amount due under this Note.

The following Oral Agreements Disclaimer provision applies when the borrower is a resident of MISSOURI:
Oral or unexecuted agreements or commitments to loan money, extend credit or to forbear from enforcing repayment of a debt including promises to extend or renew such debt are not enforceable, regardless of the legal theory upon which it is based that is in any way related to the credit agreement. To protect you (Borrowers(s)) and us (Creditor) from misunderstanding or disappointment, any agreements we reach covering such matters are contained in this writing, which is the complete and exclusive statement of the agreement between us, except as we may later agree in writing to modify it.

10. **STATE-SPECIFIC PROVISIONS (CONTINUED):**

The following Oral Agreements Disclaimer provision applies when the borrower is a resident of OREGON:
UNDER OREGON LAW, MOST AGREEMENTS, PROMISES AND COMMITMENTS MADE BY [BENEFICIARY]/ US CONCERNING LOANS AND OTHER CREDIT EXTENSIONS WHICH ARE NOT FOR PERSONAL, FAMILY, OR HOUSEHOLD PURPOSES OR SECURED SOLELY BY GRANTOR'S/ BORROWER'S RESIDENCE MUST BE IN WRITING, EXPRESS CONSIDERATION AND BE SIGNED BY [AN AUTHORIZED REPRESENTATIVE OF BENEFICIARY]/US TO BE ENFORCEABLE.

The following Oral Agreements Disclaimer provision applies when the borrower is a resident of WASHINGTON:
Oral agreements or oral commitments to loan money, extend credit, or to forbear from enforcing repayment of a debt are not enforceable under Washington law.

The following provision applies when the borrower is a resident of ALASKA:
The Mortgagor or Trustor (Borrower) is personally obligated and fully liable for the amount due under the Note. The Mortgagee or Beneficiary (Lender) has the right to sue on the Note and obtain a personal judgment against the Mortgagor or Trustor for the satisfaction of the amount due under the Note either before or after a judicial foreclosure of the Mortgage or Deed of Trust as under AS 09.45.170-09.45.220.

The following Oral Agreements Disclaimer provision applies when the borrower is a resident of IOWA:
IMPORTANT: READ BEFORE SIGNING. The terms of this agreement should be read carefully because only those terms in writing are enforceable. No other terms or oral promises not contained in this written contract may be legally enforced. You may change the terms of this agreement only by another written agreement.

The following provision applies when the Borrower is a resident of TEXAS:

The following notice is provided pursuant to Section 26.02 of the Texas Business and Commerce Code, which provides that certain "loan agreements" must be in writing to be enforceable. As used in this notice, the term "Loan Agreement" means the Loan Documents and any other promises, promissory notes, agreements, undertakings, or other documents, commitments, or any combination of these actions or documents, executed in connection with the Loan to Borrower from Lender.

NOTICE

THIS WRITTEN LOAN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN OR ORAL AGREEMENTS BETWEEN THE PARTIES.

This notice shall be deemed to be a part of each document which is executed by any Borrower and which comprises a part of this Note. The Borrower acknowledges receipt of a copy of this notice and agrees that all documents comprising the Loan Agreement are subject to the provisions of Section 26.02 of the Texas Business and Commerce Code.

The following Oral Agreements Disclaimer provision applies when the borrower is a resident of UTAH:
This is a final expression of the agreement between the creditor and debtor and the written agreement may not be contradicted by evidence of any alleged oral agreement.

11. BORROWER'S NAME(S) AND SIGNATURE(S):

By signing below, each individual or entity becomes obligated under this Note as Borrower.

Mark Hess (signature) | 4/13/20
Signature of Authorized Representative of Borrower/Borrower | Date

MARK HESS | 4/13/2020
Name of Authorized Representative of Borrower | Title

Signature of Authorized Representative of Borrower/Borrower | Date

Name of Authorized Representative of Borrower | Title

Signature of Authorized Representative of Borrower/Borrower | Date

Name of Authorized Representative of Borrower | Title

Signature of Authorized Representative of Borrower/Borrower | Date

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Signature of Authorized Representative of Borrower/Borrower | Date

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